SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission     Registrant, State of Incorporation,       I.R.S Employer
      File No.        Address, and Telephone Number          Identification No.
     ----------     -----------------------------------      ------------------
      1-15467               Vectren Corporation                  35-2086905
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.


Included herein are press releases issued by Vectren Corporation (the Company) and ProLiance Energy LLC (ProLiance), regarding an Alabama jury verdict issued in an outstanding civil suit on February 10, 2005. ProLiance is a nonregulated energy marketing company co-owned by Vectren and other Indiana utility, accounted by Vectren for using the equity method of accounting. The Vectren release is attached as Exhibit 99-1, and the ProLiance Release is attached as
Exhibit 99-2.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries and affiliates to differ materially from those projected in forward-looking statements of the Company and its subsidiaries and affiliates made by, or on behalf of, the Company and its subsidiaries affiliates. These cautionary statements are attached as Exhibit 99-3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION

February 11, 2005


                                                 By:  /s/ M. Susan Hardwick
                                                 ------------------------------
                                                 M. Susan Hardwick
                                                 Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 8.01:


 Exhibit
 Number        Description
--------       -----------
  99-1         Vectren's Gas Marketing Joint Venture, ProLiance Energy LLLC,
               Receives Unfavorable Alabama Court Result

  99-2         ProLiance Energy Officials Comment on Court Ruling

  99-3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995